Secondary Stock Offering	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Secondary Stock Offering [Abstract]
Secondary Stock Offering

NOTE 11. SECONDARY STOCK OFFERING

On May 8, 2008, the Company filed an S-1 registration statement for a stock offering of up to 1,500,000 shares of the Company's common stock at a price of $2.50 per share. The offering was terminated on May 8, 2011.

NOTE 15.	SECONDARY STOCK OFFERING

On May 8, 2008, the Company filed an S-1 registration statement for a stock offering of up to 6,000,000 shares of the Company's common stock at a price of $10 per share. As a result of the stock split in 2010, this price was adjusted to $2.50 per share. The offering originally was to terminate on November 8, 2008 or when all 6,000,000 shares of common stock are sold, whichever occurs first. The Company has extended the offering for up to 90 days several times, and it is currently scheduled to close in 2011.